Exhibit 99.2

Second Quarter 2010 Financial Review July 21, 2010 Comerica Incorporated

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, the effects of recently enacted legislation, actions taken by or proposed by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation enacted in the future, and the impact and expiration of such legislation and regulatory actions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2009 and “Item 1A. Risk Factors” beginning on page 67 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results $ in millions, except per share data 1 Included noncash charges of $99 million related to preferred stock issued to the U.S. Treasury under the Capital Purchase Program, which was fully redeemed in 1Q10 2 Estimated 3 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures 34 1231 - Preferred stock dividends to U.S. Treasury $18 $35 $70 Income from continuing operations, net of tax - 17 - Income from discontinued operations, net of tax 10.11% 10.61%2 397 194 126 3.28% 422 0.39 69 70 2Q10 11.58% 10.38% Tier 1 capital ratio (16) (71) Net income (loss) attributable to common shares 429 404 Noninterest expenses 7.55% 9.68% Tangible common equity ratio3 298 194 Noninterest income 312 175 Provision for loan losses 2.73% 3.18% Net interest margin 402 415 Net interest income (0.11) (0.46) Diluted income (loss) per common share 18 52 Net income 2Q09 1Q10

Second Quarter 2010 Highlights Analysis of 2Q10 compared to 1Q10 1 Based on an analysis of nonaccrual loans with book balances greater than $2 million 2 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans 3 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Credit quality continued to improve Net credit related charge-offs declined by $27 million to $146 million Provision for credit losses declined $56 million to $126 million Nonperforming assets declined $37 million Inflow to nonaccrual1 slowed by $46 million, to $199 million Watch List loans declined $851 million, to $6.7 billion 2 Net interest income grew $7 million as the net interest margin increased 10 basis points to 3.28% There was little change from the impact of excess liquidity Excluding impact of excess liquidity, net interest margin would have been 3.51%3 Maturing higher-cost wholesale funding and a less costly blend of core deposits Expenses well controlled Noninterest expenses decreased 2% 4% reduction in workforce from a year ago Capital ratios remain strong Tangible common equity ratio3 of 10.11%

Loan Decline Slowing Average Loan Outstandings Change in Average Loan Outstandings $641MM decline in average loans in 2Q10 compared to 1Q10 Loan outstandings decreased primarily due to: Commercial Real Estate line of business ($371MM) Global Banking ($275MM) Energy ($146MM) Middle Market ($127MM) Loan outstandings increased primarily due to: Mortgage Banker Finance $282MM National Dealer Services $79MM Private Banking $51MM Technology and Life Science $49MM 2Q10 Comerica new and renewed lending activity: $10.5B Average balances in $ millions 44,782 41,313 42,753 40,672 $30,000 $35,000 $40,000 $45,000 3Q09 4Q09 1Q10 2Q10 (641) (1,440) (2,029) (2,866) ($3,000) ($2,000) ($1,000) $0

Diverse Loan Portfolio 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Technology and Life Sciences (TLS), and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 2Q10: $40.7 billion By Geographic Market By Line of Business Other Markets $3.3B 8% Int'l $1.6B 4% Florida $1.6B 4% Midwest $15.0B 37% Western $12.8B 31% Texas $6.4B 16% Global Corp Banking $4.6B 11% Commercial Real Estate $5.0B 12% Middle Market $12.7B 31% Nat'l Dealer Services $3.4B 8% Specialty Businesses 1 $4.8B 12% Personal Banking $1.8B 5% Small Business Banking $3.6B 9% Private Banking $4.8B 12%

Growing Core Deposits Total avg. core deposits 1 of $38.9B, a $1.7B increase primarily due to: Money market and NOW deposits increased $1.3B Noninterest-bearing deposits grew $594MM Total avg. core deposits increased in all markets and in all segments primarily due to: Business Bank Financial Services Division $587MM Global Corporate Banking $555MM Technology and Life Sciences $197MM Mortgage Banker Finance $121MM Commercial Real Estate ($118MM) and Middle Market ($71MM) balances declined Retail Bank Small Business $119MM Personal Banking $93MM Wealth & Institutional Management $133MM Average Noninterest-Bearing Deposits $ in billions; 2Q10 vs 1Q10 1Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits $4 $8 $12 $16 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10

Net Interest Margin Expansion Excess liquidity position1: 2Q10 Average $3.7B 6/30/10 period end $3.3B Resulted from continued deposit growth and weak loan demand Negative impact on 2Q10 margin was approximately 23 basis points 1Excess liquidity represented by average deposits held at the Federal Reserve Bank. See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures. Reported Net Interest Margin Impact of Excess Liquidity Net interest margin increased 10 basis points to 3.28% which reflected: Maturities of wholesale funding Less costly blend of core deposits 0.24% 3.28% 3.18% 2.94% 2.68% 2.73% 0.23% 0.13% 0.16% 0.08% 3.07% 3.42% 2.81% 2.84% 3.51% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 2Q09 3Q09 4Q09 1Q10 2Q10

A Leaner, More Efficient Company Workforce Reductions 12Q10 vs. 1Q10 2Q10 noninterest expenses decreased 2%1 : Credit-related expenses decreased $14MM Other Real Estate expense decreased $7MM Provision for losses on lending-related commitments decreased $7MM Salaries expense grew due to annual merit increases, share-based compensation and one more day in the quarter Continued to tightly control discretionary expenses 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q10 Headcount (period end) Full-time Equivalent Employees

Net Charge-Offs Provision for Credit Losses Provision and Net Charge-offs $ in millions; 2Q10 vs 1Q10 Net charge-offs declined $27MM; the fourth consecutive quarter of decline Commercial Real Estate business line net charge-offs declined $50MM Net charge-offs declined in Midwest, Texas and Western markets and increased in Other markets (national businesses) Reserves declined slightly as provision for credit losses was less than net credit-related charge-offs by $20MM Allowance for loan losses to nonperforming loans increased to 86% Credit Quality Improvement Continued 248 239 224 173 146 182 313 308 126 259 $0 $100 $200 $300 2Q09 3Q09 4Q09 1Q10 2Q10

By Geographic Market 2Q10: $146 Million Net Loan Charge-offs By Line of Business $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 1Includes $26MM in charge-offs related to a group within Middle Market/Other Markets that focused on higher levered relationships Global Corp Banking $2MM 1% Commercial Real Estate $36MM 25% Middle Market 1 $71MM 49% Private Banking $11MM 7% Specialty Businesses $4MM 3% Personal Banking $6MM 4% Small Business Banking $16MM 11% Other Markets 1 $33MM 23% Florida $7MM 5% Midwest $51MM 35% Western $47MM 32% Texas $8MM 5%

Nonperforming Assets $ in millions ; 2Q10 vs. 1Q10 1Based on an analysis of nonaccrual loans with book balances greater than $2 million Credit Quality Improvement Continued Nonperforming assets declined by $37 million Inflow to nonaccrual1 slowed by $46 million; fourth consecutive quarter of declining inflow Average carrying value of 55% (45% write-down) 1,230 1,292 1,251 1,305 1,214 $750 $1,000 $1,250 2Q09 3Q09 4Q09 1Q10 2Q10

Nonaccrual Loans June 30, 2010: $1,098 million By Line of Business Period-end balances in $ millions (MM) 1Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Nonaccrual loans1: Western 41% Midwest 35% Florida 9% Texas 8% Other 7% Included in nonperforming assets: $55MM in Troubled Debt Restructurings (TDRs), including $23MM in Reduced Rate loans Foreclosed Property of $93MM Accruing TDRs total $44MM No nonaccrual loans Held-For-Sale Sold $47MM in nonperforming loans at prices approximating carrying value plus reserves Other $50MM Private Banking $78MM Small Business $114MM Personal Banking $55M Middle Market $241MM Commercial Real Estate $528MM Global Corp Banking $32M

Total Watch List Loans1 Credit Quality Improvement Continued Watch list loans1 decreased $851MM, third consecutive quarter of decline Watch list loans1 decreased $1.6B over past three quarters Watch list loans1 at lowest level since 1Q09 Loans past due 90 days or more and still accruing increased from low levels Loans past due 30-89 days decreased Foreclosed property was relatively stable $ in millions; Analysis of 2Q10 compared to 1Q10 1Watch list: generally consistent with regulatory defined special mention, substandard and doubtful (nonaccrual) loans 7,386 7,502 7,730 8,250 6,651 $0 $3,000 $6,000 $9,000 2Q09 3Q09 4Q09 1Q10 2Q10

Commercial Real Estate Line of Business June 30, 2010 Loan Outstandings: $4.3 billion1 By Project Type By Location of Property Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix 1 Excludes Commercial Real Estate line of business loans not secured by real estate Multi-use $0.4B 9% Office $0.4B 10% Comml/Other $0.3B 7% Multi-family $1.1B 27% Retail $1.0B 23% Single Family $0.4B 9% Land Development $0.3B 6% Land Carry $0.4B 9% Other Markets $0.6B 15% Florida $0.5B 11% Western $1.5B 35% Michigan $0.6B 13% Texas $1.1B 26%

Commercial Real Estate Line of Business Net Charge Offs By Location of Property By Project Type $millions RE: Real Estate Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial Charge-offs declined in almost every market and every project type as values continue to stabilize or improve Nonaccrual and watch list loans declined Expect variability in charge-offs with a general downward trend $108 $91 $62 $86 $36 $0 $20 $40 $60 $80 $100 $120 2Q09 3Q09 4Q09 1Q10 2Q10 Residential Commercial Not Secured by RE $108 $91 $62 $86 $36 $0 $20 $40 $60 $80 $100 $120 2Q09 3Q09 4Q09 1Q10 2Q10 Western Midwest Florida Texas Other Not Secured by RE

Strong Capital Ratios Source: SNL Financial Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION See Supplemental Financial Data slides for reconcilements of non-GAAP financial measures Tier I Common Capital Ratio Tangible Common Equity Ratio Peer Median Comerica 7.7% 8.0% 8.2% 9.6% 9.8% 7.1% 7.0% 7.0% 6.8% 0% 2% 4% 6% 8% 10% 12% 2Q09 3Q09 4Q09 1Q10 2Q10 7.6% 8.0% 8.0% 9.7% 6.3% 6.0% 6.2% 6.0% 10.1% 0% 2% 4% 6% 8% 10% 12% 2Q09 3Q09 4Q09 1Q10 2Q10

$500 million of Trust Preferreds adds 82 bps to CMA’s Tier 1 Capital ratio (as of 6/30/10) Potential reduction in debit card PIN ($7 million annual revenue2) and signature-based ($31 million annual revenue2) interchange fees Direct impact on client-driven energy derivatives business ($1 million annual revenue2) Assuming current assessment rate with new assessment base, annual FDIC fee increase estimated at $17 million2 Assuming same assessment rate as current program applied to current deposit levels, annual cost estimated at $14 million2 Could lead to increased cost of commercial demand deposits, depending on interplay of interest, deposit credits, and service charges Risks Allows for continued growth of CMA’s core client-driven foreign exchange ($40 million annual revenue2) and interest rate ($10 million annual revenue2) derivatives business Derivatives – Allows continued trading of foreign exchange and interest rate derivatives; energy, uncleared commodities and agriculture derivatives will move to a separate subsidiary New rule is consistent with CMA’s focus on core deposit growth Deposit Insurance – Changes definition of assessment base, increases fund’s minimum reserve ratio & permanently increases insurable level Could provide impetus for additional deposit generation TAG Extension - Provide unlimited deposit insurance on noninterest-bearing accounts from 12/31/10 to 12/31/12 Government card programs, such as the DirectExpress Social Security program, are exempt Interchange Fees - Limits debit card transaction processing fees that card issuers can charge merchants Elimination of Trust Preferreds as Tier 1 Capital does not create a capital need for CMA and could reduce expensive funding if redeemed Trust Preferreds - Prohibits certain banks from including Trust Preferreds in Tier 1 Capital (phase out beginning 1/1/13) Could provide impetus for additional deposit generation Interest on Demand Deposits - Allows interest on commercial demand deposits (one year from enactment) Opportunities Key Changes 1Dodd-Frank Wall Street Reform and Consumer Protection Act; 2Based on 2010 full-year estimates Impact on Comerica is estimated and subject to final rulemaking. Comerica may be impacted by other changes due to the financial reform legislation. Timing of prescribed changes varies by rule. Overall, relative impact from financial reform will likely be less than other major banks Financial Reform1

2010 Full-Year Outlook1 Loans stable 6/30/10 compared to 12/31/10 Loan demand lags economic recovery Investment securities portfolio (excluding Auction-Rate Securities) ~$6.5B Net interest margin between 3.20% and 3.30%2 Excess liquidity to remain at a similar level to June 30, 2010 (~$3.3B) Continued improvement from loan pricing and lower funding costs compared to 2009 Based on no increase in the Federal Funds rate Net credit-related charge-offs between $600MM and $650MM Provision for credit losses to be less than net credit-related charge-offs Noninterest income, low to mid single-digit decline2, excluding $243MM of 2009 net securities gains Includes ~$5MM negative impact in second half of 2010 from implementation of Reg E Market and economic impact on fee income Noninterest expenses, low single-digit decline2 Workforce reductions in 2009 will benefit 2010 Expect reduced pension, FDIC and ORE expenses Income tax expense to approximate 35% of pre-tax income less ~$60MM in annual tax benefits, partially offset by ~$5MM in state adjustments 1This outlook is provided as of July 21, 2010. 2Full-year outlook: 2010 compared to 2009 Expectations based on an uncertain pace of economic recovery

Appendix

Business and Market Segment Contributions to Net Income $27 5 (42) 28 (26) $62 YTD09 2Q09 $122 TOTAL 9 Other1 (116) Finance 16 Wealth & Institutional Management (10) Retail Bank $223 Business Bank YTD10 2Q10 $ in millions 1Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division 2Includes discontinued operations and items not directly associated with the geographic markets $27 (37) 15 28 (14) 19 (14) $30 YTD09 2Q09 24 Other Markets (8) Florida 61 Western $122 TOTAL (107) Finance and Other2 30 International 40 Texas $82 Midwest YTD10 2Q10

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Net unrealized pre-tax gain $187MM as of 6/30/10 Average life of 3.8 years Repurchased customers’ Auction-Rate Securities in 4Q08 Cumulative redemptions and sales of $574MM (2Q10 $167MM) Cumulative gains on redemptions and sales of $26MM (2Q10 $5MM) $ in millions (MM) Expect Investment Securities to remain = $6.5B $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Average Auction-Rate Securities Average Investment Securities Available-for-Sale

Loan Growth Post-Recession Source: Federal Reserve H.8 as of 7/15/10 Comerica’s C&I loan outstandings have begun to decline at a slower pace than most other banks. C&I Loans -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 7/1/2007 10/1/2007 1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 4/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Decline in Commercial Real Estate Loans Source: Federal Reserve H.8 as of 7/15/10 Comerica has proactively reduced exposure in Commercial Real Estate at a faster pace than most other banks. Commercial Real Estate Loans -25% -20% -15% -10% -5% 0% 5% 10% 15% 7/1/2007 10/1/2007 1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 4/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Loans By Geographic Market $40.7 1.6 3.3 1.6 6.4 12.8 $15.0 2Q10 4.2 3.1 Other Markets 1.8 1.6 Florida 2.0 1.6 International $47.6 $41.3 TOTAL 7.5 6.7 Texas 14.7 13.0 Western $17.4 $15.3 Midwest 2Q09 1Q10 Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective

Loans by Line of Business $40.7 $4.8 4.8 $5.4 1.8 3.6 $30.5 4.8 3.4 4.6 5.0 $12.7 2Q10 $41.3 $4.8 4.8 $5.6 1.9 3.7 $30.9 4.7 3.2 4.9 5.4 $12.7 1Q10 $47.6 TOTAL $4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 Private Banking $6.1 SUBTOTAL – RETAIL BANK 2.1 Personal Banking 4.0 Small Business Banking $36.7 SUBTOTAL – BUSINESS BANK 5.8 Specialty Businesses1 3.6 National Dealer Services 6.4 Global Corporate Banking 6.2 Commercial Real Estate $14.7 Middle Market 2Q09 Average loans in $billions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS

Second Quarter 2010 Average Loans Detail $3.3 $0.0 0.0 $0.1 0.1 0.0 $3.2 1.0 0.2 0.5 0.5 $1.0 Other Markets $1.6 $0.7 0.7 $0.0 0.0 0.0 $0.9 0.0 0.3 0.0 0.4 $0.2 Florida $40.7 $1.6 $6.4 $12.8 $15.0 TOTAL $4.8 $0.0 $0.5 $1.7 $1.9 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 0.0 0.5 1.7 1.9 Private Banking $5.4 $0.0 $1.0 $0.9 $3.4 SUBTOTAL – RETAIL BANK 1.8 0.0 0.1 0.1 1.5 Personal Banking 3.6 0.0 0.9 0.8 1.9 Small Business Banking $30.5 $1.6 $4.9 $10.2 $9.7 SUBTOTAL – BUSINESS BANK 4.8 0.0 1.4 1.5 0.9 Specialty Businesses1 3.4 0.0 0.2 2.1 0.6 National Dealer Services 4.6 1.6 0.3 0.9 1.3 Global Corporate Banking 5.0 0.0 1.4 1.7 1.0 Commercial Real Estate $12.7 $0.0 $1.6 $4.0 $5.9 Middle Market TOTAL Int’l Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and TLS

Shared National Credit Relationships Outstandings declined $4.1B from 12/31/08 Approx. 940 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 16.5% Adhere to same credit underwriting standards as rest of loan book Credit quality mirrors total portfolio June 30, 2010: $7.7 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of June 30, 2010 Global Corp Banking $2.7B 35% Nat'l Dealer Services $0.4B 5% Energy $1.0B 13% Other $0.4B 6% Middle Market $1.9B 24% Commercial Real Estate $1.3B 17%

Automotive Manufacturer Portfolio $0.9 0.2 $0.7 12/09 $0.9 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $0.7 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 12/05 12/06 12/07 12/08 5/10 Outstandings1 1Period-end in $billions 2$ in millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing down 67% $25 $7.2 YTD10 $28 $55.2 FY09 $5.5 $(2.2) Net Charge-offs/ (recovery)2 $16 $16 Nonaccrual Loans3 FY07 FY08

Diversified National Dealer Services Geographic Dispersion Western 62% Midwest 18% Florida 8% Texas 6% Other 6% 2Q10 Average Loans Outstanding: $3.3 billion Franchise Distribution1 1 Franchise distribution based on June 30, 2010 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) Very small exposure to dealers that are being closed Excellent credit quality Average loan outstandings up $79 million from 1Q10 Average loan outstandings down $291 million from 2Q09 Detroit 3 nameplates down from 41% at 12/05 to 19% at 6/10 Toyota/ Lexus 23% Ford 9% GM 6% Chrysler 4% Mercedes 4% Nissan/ Infinity 6% Other 2 15% Other European 8% Other Asian 7% Honda/ Acura 18%

Credit Quality Improved 86% 2.38% $126 $1,011 $146 1.44% 2Q10 $313 $988 $259 $1,022 $182 $1,031 Provision for Credit Losses Allowance for Credit Losses 2.19% 2.34% 2.42% Allowance for loan losses to total loans 80% 83% 85% Allowance for loan losses to nonperforming loans $173 1.68% 1Q10 $225 2.09% 4Q09 $239 2.14% Net credit-related charge-offs to average total loans 3Q09 Net credit-related charge-offs declined $27 million; the fourth consecutive quarter of decline Provision for credit losses decreased by $56 million Allowance for loan losses to nonperforming loans increased $ in millions

Credit Quality Improved $109 $111 $89 $93 Foreclosed property $6,651 $115 $199 $1,214 2.98% 2Q10 $8,250 $7,730 $7,502 Total Watch list loans2 $361 $266 $245 Nonperforming assets inflow1 $83 $1,251 3.06% 1Q10 $101 $1,292 3.06% 4Q09 $161 Loans past due 90 days or more and still accruing $1,305 2.99% Nonperforming assets to total loans and foreclosed property 3Q09 Nonperforming assets declined by $37 million Inflow to nonaccrual slowed by $46 million; fourth consecutive quarter of declining inflow Watch list loans1 decreased $851 million, third consecutive quarter of decline Foreclosed property remained relatively stable at $93 million $ in millions 1Based on an analysis of nonaccrual loans with book balances greater than $2 million 2Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans

Net Loan Charge-offs by Line of Business $126 $146 2 6 4 11 16 711 $36 2Q10 $248 $239 $224 $173 TOTAL $312 $311 $256 $175 Provision for loan losses 8 10 12 10 Wealth & Institutional Management 33 18 18 10 Specialty Businesses2 2 6 20 39 $86 1Q10 26 8 22 76 $62 4Q09 52 64 Middle Market 17 6 23 $108 2Q09 23 8 25 $91 3Q09 Small Business Banking Commercial Real Estate Global Corporate Banking Personal Banking $ in millions; 1 Includes $26MM related to a Middle Market/National group that focused on higher levered relationships 2 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS

Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; 1Other Markets include markets not separately identified above in addition to businesses with a national perspective 2 Includes $26MM related to a Middle Market/National group that focused on higher levered relationships $126 $146 332 7 8 47 $51 2Q10 $175 $173 19 10 25 64 $55 1Q10 $256 $224 25 4 13 85 $97 4Q09 70 95 Western $312 $248 45 23 11 $99 2Q09 $311 $239 11 9 22 $102 3Q09 Texas Midwest TOTAL Other Markets/ International1 Provision for loan losses Florida

Nonaccrual Loans 32 222 $2–$5MM 2 70 Over $25MM 1,117 $1,098 Total 24 358 $10–$25MM 65 203 $2–$5MM 994 $245 Under $2MM # of Relationships Outstanding Period-end balances in $ millions (MM) as of June 30, 2010 Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions Granularity of nonaccrual loans: Carrying Value of Nonaccrual Loans as % of Contractual Value 72% 68% 66% 64% 61% 59% 56% 56% 55% 25% 40% 55% 70% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10

Commercial Real Estate Loan Portfolio 2Q10: $13.4 billion 2Q10 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate Line of Business: Nonaccrual loans of $528MM, a $103MM reduction from 1Q10 Loans over $2mm transferred to nonaccrual totaled $33MM ($129MM in 1Q10, $64MM in 4Q09) Net loan charge-offs of $36MM, a $50MM decrease from 1Q10 Primarily Owner- Occupied Commercial Mortgages $8.9B 66% Real Estate Construction 1 $2.6B 19% Commercial Mortgages 1 $1.9B 15%

Real Estate Construction Loans 58 - - 42 15 1 Commercial 179 20 14 61 5 79 Office 192 10 24 10 34 114 Multi-use 664 123 107 245 - 189 Multi-family Other CRE: 244 30 12 86 20 96 Land Development 562 54 70 121 46 271 Total Residential 640 30 48 333 71 158 Retail 31 2 - - - 29 Other $2,345 $239 $263 $814 $180 $849 TOTAL Residential: - $24 Other Markets 19 - 2 9 8 Land Development $318 $58 $35 $26 $175 Single Family TOTAL Florida Texas Michigan Western June 30, 2010 period-end $ in millions; Western: CA, AZ, NV Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans 207 76 - 26 - 105 Multi-use 336 87 24 1 86 138 Retail 214 15 13 12 64 110 Land Carry Other CRE: 266 50 50 44 55 67 Total Residential $83 $39 $10 $16 $3 $15 Single Family Residential: 135 27 - 13 34 61 Commercial 258 21 11 47 57 122 Office 467 63 126 159 65 54 Multi-family 88 53 - 8 11 16 Other $392 11 Other Markets $1,971 $224 $310 $372 $673 TOTAL 183 40 28 52 52 Land Carry TOTAL Florida Texas Michigan Western Commercial Real Estate Line of Business by Location of Property June 30, 2010 period-end $ in millions; Western: CA, AZ, NV

Residential Real Estate Development Period-end balances in $millions Western: CA, AZ, NV Reduced Residential Real Estate Development exposure by $1.5B since 6/30/08 to $828MM at 6/30/10 Geographic breakdown: Western 41% Texas 20% Florida 15% Michigan 12% Other 12% 64% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $158MM at 6/30/10 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 6/30/08 9/30/08 12/31/08 3/30/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 Single Family Residential - Land Carry/Development

Consumer Loan Portfolio 10% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $13MM 2Q10: $4.1 billion 2Q10 averages in $billions 1 Residential mortgages on the balance sheet are primarily associated with Private Banking customers. Residential mortgages originated through the banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer loans-Other 2 $0.7B 17% Consumer Loans-Home Equity $1.8B 44% Residential Mortgages 1 $1.6B 40% 40

Home Equity Portfolio 85% home equity lines and 15% home equity loans1 Avg. FICO score of 752 at origination1 86% have CLTV < 80%1 at origination Average loan vintage is 4.86 years1 Geographic Breakdown 2Q10 averages in $billions Geography based on office of origination 1Data on loans booked through the Consumer Loan Center which encompasses about 86% of the Home Equity Lines and Loans 2Q10: $1.8 billion Midwest 62% Florida 3% Texas 9% Western 26% 41

Core Deposits By Geographic Market $38.8 1.0 2.2 0.4 5.3 12.0 $17.9 2Q10 $37.1 1.0 1.9 0.4 5.0 11.9 $16.9 1Q10 1.6 Other Markets 0.3 Florida 0.7 International $34.9 TOTAL 4.5 Texas 10.7 Western $17.0 Midwest 2Q09 Average deposits in $ billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Excludes Foreign Office Time Deposits (2Q10 $0.4B; 1Q10 $0.5B; 2Q09 $0.7B) and Finance/Other with Inst. & Retail Brokered CDs of $0.3B in 2Q10; $0.9B in 1Q10, and $5.1B in 2Q09 42

Line of Business Deposits $39.7 0.8 $2.9 2.9 $16.9 12.9 4.0 $19.1 6.5 0.2 6.9 0.9 $4.6 2Q10 $38.6 1.3 $2.8 2.8 $16.7 12.8 3.9 $17.8 5.5 0.1 6.4 1.1 $4.7 1Q10 5.7 Finance/Other2 $40.8 TOTAL $2.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.6 Private Banking $17.7 SUBTOTAL – RETAIL BANK 13.9 Personal Banking 3.8 Small Business Banking $14.8 SUBTOTAL – BUSINESS BANK 5.1 Specialty Businesses1 0.1 National Dealer Services 4.9 Global Corporate Banking 0.6 Commercial Real Estate $4.1 Middle Market 2Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 2Q10 - $0.3B; 1Q10 - $0.9B; 2Q09 - $5.1B 43

Second Quarter 2010 Average Deposits Detail $2.1 -- $0.0 0.0 $0.1 0.1 -- $2.0 1.0 0.0 0.8 0.1 $0.1 Other Markets $1.1 -- $-- -- $-- -- -- $1.1 -- -- 1.1 -- $-- Int’l 0.8 -- -- -- 0.8 Finance/Other2 $39.7 $0.4 $5.3 $12.0 $18.8 TOTAL $2.9 $0.2 $0.3 $1.7 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.9 0.2 0.3 1.7 0.7 Private Banking $16.9 $-- $2.8 $2.1 $11.9 SUBTOTAL – RETAIL BANK 12.9 -- 1.7 1.1 10.0 Personal Banking 4.0 -- 1.1 1.0 1.9 Small Business Banking $19.1 $0.2 $2.2 $8.2 $5.4 SUBTOTAL – BUSINESS BANK 6.5 0.1 0.6 4.2 0.6 Specialty Businesses1 0.2 0.0 0.0 0.1 0.1 National Dealer Services 6.9 0.1 1.0 0.4 3.5 Global Corporate Banking 0.9 0.0 0.1 0.5 0.2 Commercial Real Estate $4.6 $0.0 $0.5 $3.0 $1.0 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS 2 Finance/Other includes $0.3B in Inst. and Retail Brokered CD’s; included in Finance Division segment 44

December 2003 360 Banking Centers June 30, 2010 437 Banking Centers Banking Center Network MI 218 TX 93 CA 100 FL 10 AZ 16 AZ 1 FL 6 CA 42 TX 50 MI 261 45

437 218 10 93 16 100 6/30/10 Network 13 0 1 5 1 6 New Planned for 2010 10 0 0 4 4 2 2009 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 2006 2005 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Network New Banking Centers 46

$880MM common stock offering completed on March 12 Redeemed $2.25 billion of preferred stock issued to the U.S. Treasury under the Capital Purchase Program on March 17. 1Q10 negative impact of $123 million or $0.79 per share: 1Q10 cash dividend of $24 million or $0.15 per share 1Q10 non-cash accretion of the discount of $5 million or $0.03 per share One-time non-cash redemption charge (accelerated accretion of the remaining discount) of $94 million or $0.61 per share in 1Q10 Elected not to repurchase the warrant issued in conjunction with the preferred stock (11.5 million shares of common stock at an exercise price of $29.40 per share) in order to preserve capital in support of future growth 1Q10 Redemption of Preferred Stock 47

BBB BBB+ BBB A- BBB+ A- BBB+ A- A+ A A+ AA- Fitch BBB (high) BBB- Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB (low) BBB- B2 Zions Bancorporation BBB (high) BBB- Baa1 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A (high) A PNC A (low) A- M&T Bank A A- Comerica AA (low) A BB&T A (low) BBB Fifth Third A (low) BBB SunTrust BBB (high) BBB+ KeyCorp AA DBRS S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 7/13/2010 Source: SNL Financial

Debt Ratings are not a recommendation to buy, sell, or hold securities. 48

Supplemental Financial Data Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry. 1Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation 2 June 30, 2010 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated 10.11% $55,729 $55,885 150 6 $5,636 $5,792 -- 150 6 5,876 60,037 9.79% $6,371 -- 495 $9,003 6/30/10 9.68% $56,949 $57,106 150 7 $5,511 $5,668 -- 150 7 5,816 60,792 9.57% $6,311 -- 495 $9,062 3/31/10 7.99% $59,091 $59,249 150 8 $4,720 $7,029 2,151 150 8 5,058 61,815 8.18% $7,704 2,151 495 $10,468 12/31/09 $10,722 $10,638 Total Regulatory Capital 2 7.96% $59,432 $59,590 150 8 $4,732 $7,035 2,145 150 8 5,095 63,355 8.04% $7,735 2,145 495 9/30/09 7.55% $63,470 $63,630 150 10 $4,793 $7,093 2,140 150 10 5,139 67,124 7.66% $7,774 2,140 495 6/30/09 Total shareholders’ equity Less: Fixed rate cumulative perpetual preferred stock Less: Goodwill Less: Other intangible assets Tangible common equity ratio Total assets Less: Goodwill Less: Other intangible assets Tangible common equity Tier 1 capital1,2 Less: Fixed rate cumulative perpetual preferred stock Less: Trust preferred securities Tangible assets Tier 1 common capital2 Risk-weighted assets1,2 Tier 1 common capital ratio 2 49

Supplemental Financial Data Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) The Corporation believes this is a meaningful measure and used by investors, regulators and other to evaluate financial results and to compare against other companies in the industry. 1Excess liquidity represented by interest earned on and average balances deposited with the Federal Reserve Bank. $59,522 239 $57,513 102 $53,953 107 $52,941 62 $51,835 80 Average earnings assets Less: Average net unrealized gains on investment securities available-for-sale (0.23)% 3.28% 3.51% $48,036 $51,755 3,719 $422 $424 2 2Q10 (0.24)% 3.18% 3.42% $48,787 $52,879 4,092 $ 414 $ 416 2 1Q10 (0.13)% 2.94% 3.07% $51,393 $53,846 2,453 $ 397 $ 398 1 4Q09 (0.16)% 2.68% 2.84% $53,919 $57,411 3,492 $ 385 $ 387 2 3Q09 (0.08)% 2.73% 2.81% $57,450 $59,283 1,833 $ 403 $ 404 1 2Q09 Average earnings assets for net interest margin (FTE) Less: Excess liquidity1 Net interest margin (FTE) Net interest margin (FTE), excluding excess liquidity Average earnings assets for net interest margin (FTE), excluding excess liquidity Net interest income (FTE) Less: Interest earned on excess liquidity1 Impact of excess liquidity on net interest margin (FTE) Net interest income (FTE), excluding excess liquidity 50

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